                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939, AS
             AMENDED, OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) ___

                                 BANK ONE, N.A.

Not Applicable                                       31-4148768
(State of Incorporation                              (I.R.S. Employer
if not a U.S. National Bank)                         Identification No.)

                100 East Broad Street, Columbus, Ohio 43271-0181
          (Address of trustee's principal executive offices) (Zip Code)

                         c/o Bank One Trust Company, NA
                100 East Broad Street, Columbus, Ohio 43271-0181
                                 (614) 248-6229
            (Name, address and telephone number of agent for service)

                            WESCO DISTRIBUTION, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                             25-1723345
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

Commerce Court, Suite 700
Four Station Square                                  15219
Pittsburgh, PA                                       (Zip Code)
(Address of principal executive office)


                    9 1/8% Senior Subordinated Notes due 2008
                       (Title of the indenture securities)

                                     GENERAL

1.   GENERAL INFORMATION.
     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

               (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                    Comptroller of the Currency, Washington, D.C.

                    Federal Reserve Bank of Cleveland, Cleveland, Ohio

                    Federal Deposit Insurance Corporation, Washington, D.C.

                    The Board of Governors of the Federal Reserve System, Washington, D.C.

               (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                    The trustee is authorized to exercise corporate trust powers.

2.   AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.
     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     The obligor is not an affiliate of the trustee.

16.  LIST OF EXHIBITS.
     (EXHIBITS IDENTIFIED IN PARENTHESES, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO.)

Exhibit 1 - A copy of the Articles of Association of the trustee as now in effect. (Incorporated by reference to Exhibit 1 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 2 - A copy of the Certificate of Authority of the trustee to commence business. (Incorporated by reference to Exhibit 2 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 3 - A copy of the Authorization of the trustee to exercise corporate trust powers. (Included in Exhibit 2.)

Exhibit 4 - A copy of the Bylaws of the trustee as now in effect. (Incorporated by reference to Exhibit 4 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 5 - Not applicable.

Exhibit 6 - The consent of the U.S. institutional trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended. (Incorporated by reference to Exhibit 6 to Form T-1 filed with Registration Statement on Form S-3, File No. 333-44532, filed August 25, 2000.)

Exhibit 7 - Report of Condition of the trustee as of the close of business on June 30, 2001, published pursuant to the requirements of the Comptroller of the Company, see attached.

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.

Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.


                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One, NA, a national banking association organized under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbus and the State of Ohio, on September ___, 2001.


                                                Bank One, NA


                                                By:
                                                   ----------------------------
                                                   Name: David B. Knox
                                                   Title: Authorized Signer

                                     CONSENT


The undersigned, designated to act as Trustee under the Indenture for WESCO DISTRIBUTION, INC. described in the attached Statement of Eligibility and Qualification, does hereby consent that reports of examinations by Federal, State, Territorial, or District Authorities may be furnished by such authorities to the Commission upon the request of the Commission.

This Consent is given pursuant to the provision of Section 321(b) of the Trust Indenture Act of 1939, as amended.



                                  Bank One, NA

Dated:                            By:
                                     -------------------------------
                                     Authorized Signer

                                                                       Exhibit 7


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                           Dollar Amounts in Thousands  RCON   Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions
    (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1)                                           0081       2,117,162 1.a
                                                                                                        --------------------
    b. Interest-bearing balances (2)                                                                    0071           8,938 1.b
                                                                                                        --------------------
2.  Securities:
                                                                                                        --------------------
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                       1754               0 2.a
                                                                                                        --------------------
    b. Available-for-sale securities (from Schedule RC-B, column D)                                     1773       3,887,290 2.b
                                                                                                        --------------------
3.  Federal funds sold and securities purchased under agreements to resell                              1350       1,860,044 3
                                                                                                        --------------------
4.  Loans and lease financing receivables (from Schedule RC-C):
                                                                                                        --------------------
    a. LOANS AND LEASES HELD FOR SALE                                                                   5369         781,928 4.a
                                                                                     ---------------------------------------
    b. LOANS AND LEASES, NET OF UNEARNED INCOME                                      B528   29,751,071                       4.b
                                                                                     -----------------
    c. LESS: Allowance for loan and lease losses                                     3123      466,690                       4.c
                                                                                     ---------------------------------------
    d. LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE
       (ITEM 4.b MINUS 4.c)                                                                             B529      29,284,381 4.d
                                                                                                        --------------------
5.  Trading assets (from Schedule RC-D)                                                                 3545          44,255 5
                                                                                                        --------------------
6.  Premises and fixed assets (including capitalized leases)                                            2145         299,092 6
                                                                                                        --------------------
7.  Other real estate owned (from Schedule RC-M)                                                        2150          22,630 7
                                                                                                        --------------------
8.  Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)                                                                                2130         531,310 8
                                                                                                        --------------------
9.  Customers' liability to this bank on acceptances outstanding                                        2155               0 9
                                                                                                        --------------------
10. Intangible assets
                                                                                                        --------------------
    a. GOODWILL                                                                                         3163          57,031 10.a
                                                                                                        --------------------
    b. OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M)                                                     0426          12,636 10.b
                                                                                                        --------------------
11. Other assets (from Schedule RC-F)                                                                   2160       2,337,553 11
                                                                                                        --------------------
12. Total assets (sum of items 1 through 11)                                                            2170      41,244,250
                                                                                                        --------------------

--------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

                                                                            Dollar Amounts in Thousands  RCON  Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E)                       2200    16,517,151 13.a
                                                                                   ----------------------------------------
         (1)  Noninterest-bearing (1)                                              6631     6,261,608                       13.a.1
                                                                                   ------------------
         (2)  Interest-bearing                                                     6636    10,255,543                       13.a.2
                                                                                   ----------------------------------------
     b.  Not applicable
                                                                                                         ------------------
14.  Federal funds purchased and securities sold under agreements to repurchase                          2800     5,364,612 14
                                                                                                         ------------------
15.  Trading liabilities (from Schedule RC-D)                                                            3548        53,900 15
                                                                                                         ------------------
16.  OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND OBLIGATIONS UNDER
     CAPITALIZED LEASES) (FROM SCHEDULE RC-M):                                                           3190    13,225,259 16
                                                                                                         ------------------
17.  Not applicable
                                                                                                         ------------------
18.  Bank's liability on acceptances executed and outstanding                                            2920             0 18
                                                                                                         ------------------
19.  Subordinated notes and debentures (2)                                                               3200     1,460,000 19
                                                                                                         ------------------
20.  Other liabilities (from Schedule RC-G)                                                              2930     1,567,443 20
                                                                                                         ------------------
21.  Total liabilities (sum of items 13 through 20)                                                      2948    38,188,365 21
                                                                                                         ------------------
22.  MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                                      3000       300,258 22
                                                                                                         ------------------
EQUITY CAPITAL
                                                                                                         ------------------
23.  Perpetual preferred stock and related surplus                                                       3838             0 23
                                                                                                         ------------------
24.  Common stock                                                                                        3230       127,044 24
                                                                                                         ------------------
25.  Surplus (exclude all surplus related to preferred stock)                                            3839     1,844,558 25
                                                                                                         ------------------
26.  a.  Retained earnings                                                                               3632       803,236 26.a
                                                                                                         ------------------
     B.  ACCUMULATED OTHER COMPREHENSIVE INCOME (3)                                                      B530       (19,211)26.b
                                                                                                         ------------------
27.  OTHER EQUITY CAPITAL COMPONENTS (4)                                                                 A130             0 27
                                                                                                         ------------------
28.  Total equity capital (sum of items 23 through 27)                                                   3210     2,755,627 28
                                                                                                         ------------------
29.  Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)              3300    41,244,250 29
                                                                                                         ------------------

Memorandum

TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.
                                                                                                         RCON     Number
---------------------------------------------------------------------------------------------------------------------------
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the
   bank by independent external auditors as of any date during 2000                                      6724           N/A M.1
                                                                                                         ------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE EFFECTIVENESS OF THE
    BANK'S INTERNAL CONTROL OVER FINANCIAL REPORTING BY A CERTIFIED PUBLIC ACCOUNTING FIRM

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work


-------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)  Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.